Real Estate Purchase Contract

Part A: Harbin ShunMai Real Estate Development Co.,Ltd

Part B: Harbin Golden Sea Technology Printing Co.,Ltd.

    PartA (Seller) agrees to sell and convey to Part B (Purchaser), and Part B (Purchaser) agrees to buy from Part A (Seller) the Property described below:

I. Property: Part A agrees to sell the Building which is located in No.1, Bile Street, Nangang District, Harbin City to Part A. The Building was built in the year of 1997, and the architecture is armoured concrete. There are 12 floors above ground with 1 basement, and the total building area is 7054.46㎡. Part A has both Property Ownership Certificate and Land Use Certificate of State-owned Land.

II. Purchase Price:  The Total Shall be RMB26,450,000 (USD$3,526,667)

III. Payment Term: Part B should pay RMB5,000,000 (USD$666,667) as the Earnest Money to Part A on the day when the Contract is signed by both parties. And on or before November 30, 2007, Part B should pay RMB11,000,000(USD$1,466,667) to Part A. The balance should be paid off at one time by the end of March, 2008.

IV. Delivery Time: Part A should deliver property, keys, Property Ownership Certificate, Land Use Certificate of State-owned Land to Part B on the date of Contract.

V. Change of Title: Within 30 days after the date of Contract, Part A should assistant Part B to finish the issues concerning changing the title of property, and Part B will afford the relevant fees.

VI. Liabilities for Breach of Contracts:

i. Part A should pay double of the deposit to Part B if Part A has any behaviors breaching the contract. Part B has no rights to require the Earnest Money back if Part B breaches the contract.

ii. Part A is entitled to terminate the Contract and take the property back if Part B can not pay in three months after the date mentioned above in Contract.

VII. Both the contract parties should comply with the terms in the Contract. Any dispute or controversy arising out of or in respect of this Contract shall be referred to and determined by arbitration in Harbin Nangang District People’s Court.

VIII. The contract has four copies in original, two for each party, being effective after chop and signature by both parties.

Part A:                                   Part B:

(Signature)                                (Signature)

Handler:                                  Handler:

Date:                                     Date: